Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


       We hereby consent to the incorporation by reference in the Registration Statements of HemaSure Inc. on Form S-8 (File Nos. 33-79720,
       33-79722, 33-79772, 33-94772, 33-94768, 333-05613 and 333-05615) of our
       report dated February 4, 2000 except for Note Q for which the date is March 2, 2000 relating to the financial statements, which appears in this Annual Report on Form 10-K.



       Boston, Massachusetts
       March 30, 2000